Supplement dated July 7, 2014

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2014

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI

Effective July 14, 2014, The Gold Bullion Strategy Portfolio (the “Portfolio”) will calculate its daily net asset value (“NAV”) per share at 3:30 p.m. Eastern Time on each day that the NYSE is open. Prior to July 14, 2014, the Portfolio calculated its daily NAV per share at 1:30 p.m. Eastern Time on each day that the NYSE was open. As a result of calculating the Portfolio’s NAV per share as of 3:30 p.m., Portfolio securities will be valued each day at the last quoted sales price on each security's primary exchange as of 3:30 p.m. Eastern Time, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale will be valued at the last quoted sales price on the primary exchange as of 3:30 p.m. Eastern Time or, in the absence of a sale on the primary exchange, at the mean of the current bid and ask on the primary exchange as of 3:30 p.m. Eastern Time. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ price as of 3:30 p.m. Eastern Time. Prior to July 14, 2014, Portfolio securities were valued each day at the last quoted sales price on each security's primary exchange as of 1:30 p.m. Eastern Time, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale were valued at the last quoted sales price on the primary exchange as of 1:30 p.m. Eastern Time or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange as of 1:30 p.m. Eastern Time.

All shares of the Portfolio are held in separate accounts for the benefit of the purchasers of variable annuity contracts of participating life insurance companies, qualified pension and retirement plans and certain unregistered separate accounts. As a result of this change, purchase orders for shares received by each participating insurance company, or qualified pension or retirement plan or agent, or its authorized designee in good order prior to 3:30 p.m. on each day during such periods that the NYSE is open for trading will receive that day’s NAV per share. Prior to July 14, 2014, orders for shares received by each participating insurance company, or qualified pension or retirement plan or agent, or its authorized designee in good order prior to 1:00 p.m. Eastern Time on each day during such periods that the NYSE is open received that day’s NAV per share.

Requests for redemptions of shares received by a participating life insurance company, or qualified pension or retirement plan, in good order prior to 3:30 p.m. on each day that the NYSE is open will be processed the same day. Orders received in good order after 3:30 p.m., or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share. Prior to July 14, 2014, redemption requests received after 1:00 p.m. Eastern Time, or on any day the NYSE is closed, were processed on the next business day.

Each participating insurance company or qualified pension or retirement plan is responsible for properly transmitting purchase and redemption orders to the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, and the Summary Prospectus, Prospectus and SAI each dated May 1, 2014, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference.  These can be obtained without charge by calling toll-free 1-855-650-QGLD (7453) or by visiting www.goldbullionstrategyfund.com/fund-documents.